Exhibit 4.16

(Translation)

SUBLEASE AGREEMENT

Internet Initiative Japan, Inc. (“IIJ”) and Crosswave Communications Inc. (“CWC”) hereby enter into the agreement on sublease of certain portions of the leased premises in Jinbocho Mitsui Building (the “Building”) leased out to IIJ by Mitsui Fudosan Co., Ltd. (“Mitsui Fudosan”) as follows:

(Objective)

Article 1  Having obtained Mitsui Fudosan’s consent, IIJ shall sublease to CWC, and CWC shall sublease from IIJ, the portions of IIJ’s leased premises as indicated in the Exhibit (“Subleased Premises”).

(Purpose)

Article 2  CWC shall use the Subleased Premises for office space only and not for any other purposes.

(Sublease Term)

Article 3  The sublease term shall be from March 15, 2003 to March 14, 2006. CWC may not cancel this Agreement prior to the expiration of the said term.

2.  In the absence of refusal of renewal in writing by either party hereto to the other at least six (6) months prior to the expiration of the sublease term, this Agreement shall be renewed for a further two (2) years on the same terms and conditions (“Renewed Term”), and the same shall also apply thereafter.

(Cancellation during Renewed Term)

Article 4  During any Renewed Term, IIJ may cancel this Agreement by giving CWC twelve (12) months’ written notice.

2.  Instead of giving notice as stipulated in the previous Paragraph, CWC may cancel this Agreement immediately by paying an amount equal to the rent and common-area charge for the twelve (12) months following the month to which the date of surrender belongs, in addition to paying the rent and common-area charge for the month to which the date of surrender belongs pursuant to Article 5 Paragraph 1 and Article 6.

(Rent and Charges)

Article 5  CWC shall transmit an amount equal to the rent and common-area charge for the following month as specified in the Exhibit to IIJ’s bank account designated by IIJ no later than the final day of each month. For the avoidance of doubt, the amounts of the rent and common-area charge for any period less than one month shall be those for one month, and if the rent, common-area charge or any other charge is changed during a month, the relevant rent or charge shall be calculated on a daily basis.

2.  If during the term of this Agreement there is any increase in the rent and common-area charge under the Lease Agreement dated March 14, 2003 entered into between IIJ and Mitsui Fudosan (“Original Lease Agreement”), IIJ may increase the rent and common-area charge hereunder in proportion to the rate of the aforementioned increase by giving notice to CWC.

3.  The rent and common-area charge may be increased by consultation between the parties hereto during the term of this Agreement when they are considered unreasonable in light of the situation arising from changes in prices, an increase in taxes and public charges imposed on the land and building or any other changes in the general economic situation.

4.  CWC shall bear, in addition to the common-area charge, all costs and expenses for the refreshment corner, installation of facilities, cleaning service, electricity and extra hours air-conditioning arising in relation to the use of the Subleased Premises (“Additional Charges”).

5.  CWC shall pay IIJ, in addition to all costs, expenses and charges stipulated in Paragraphs 1 and 4 above, an amount equal to the interest on the security deposit deposited to Mitsui Fudosan for the area of sublease in question separately designated by IIJ, as the management fee no later than the final day of each month.

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6.  Notwithstanding the provisions of Paragraphs 1 through 5 above, the sum of the rent and common-area charge for the Subleased Premises for the period from March 15, 2003 to July 14, 2003 shall be calculated based on the unit price of ¥1,500 /m2• month (exclusive of consumption tax).

(Consumption Tax)

Article 6  Of all amounts of items of the rent, common-area charge, Additional Charges and management fee stipulated herein, those subject to consumption tax shall not include the amount of the relevant consumption tax, and CWC shall pay IIJ all such amounts plus the amounts of the relevant consumption tax pursuant to Article 5 Paragraph 1.

(Prohibited Activities)

Article 7  CWC shall not undertake the following actions:

(1)  To assign, or provide as security, the tenancy;

(2)  To sublease to a third party, or to allow a third party to use, all or part of the Subleased Premises;

(3  To allow a third party to live with CWC in the Subleased Premises, or to display the name of residents other than CWC, without IIJ’s prior written consent;

(4)  To undertake any action that will be a nuisance to IIJ or any third party, or any other action that may cause damage to the building including the Subleased Premises;

(5)  To modify any fixture in the Subleased Premises, or to install in or bring into the Subleased Premises any heavy or dangerous object, etc. that will cause trouble in the preservation of the Subleased Premises, without permission; and

(6)  To breach any of the House Rules mentioned in Article 15 hereof.

(Notice of Changes in Registered Matters)

Article 8  If there is any material change in CWC’s address, trade name, representative, business purposes, capital amount or any other matter registered in its commercial register, or in its status, or if CWC intends to change the items or form of its business, CWC shall give IIJ written notice without delay. The same shall apply if CWC’s representative changes his/her name or address.

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(Allocation of Repair Expenses, etc.)

Article 9  Upon discovery of any part requiring repair in the skeleton of the building or facilities attached thereto, CWC shall give notice to IIJ promptly.

2.  CWC shall bear all costs and expenses for repairs (including repainting) of walls, ceilings, floors and so forth and electricity (including light bulbs and fluorescent lamps) within the Subleased Premises; provided, however, that any repairs the expenses for which are borne by CWC shall be made after consultation with IIJ.

(Change in the Original Condition)

Article 10  If CWC intends to introduce, remove, modify or partition any fixtures or facilities or otherwise change the original condition of the Subleased Premises, any such change shall not be started without giving written notice to IIJ and obtaining IIJ’s written consent, and all costs and expenses required for such change shall be borne by CWC.

2.  If CWC intends to carry out any of the works mentioned in the previous Paragraph, it shall notify IIJ of the details, methods and so forth on the relevant work previously in writing and shall obtain IIJ’s consent on each occasion.

3.  CWC shall bear all taxes and public charges imposed on the property attached to the Subleased Premises with IIJ’s consent and all costs and expenses for repairs of such property.

(Designated Contractors)

Article 11  If any work for changing the original condition mentioned in the previous Article or any work for restoring the original condition mentioned in Article 18 hereof is considered to affect the structure, skeleton and attached facilities of the Building, CWC shall contract out such work to a contractor who satisfies the requirements designated by IIJ and Mitsui Fudosan and for whom IIJ and Mitsui Fudosan give their consent.

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(Compensation for Damage)

Article 12  If CWC or its agents, employees, contractors or other parties involved causes any damage to IIJ, Mitsui Fudosan or any other third party due to intentional conduct or negligence, CWC shall compensate for all such damage.

(Release of Liability)

Article 13  IIJ shall not be liable for any damage incurred by CWC due to breakdown of the electricity or water supply system, air-conditioning system, elevators or any other facilities occurring despite IIJ’s ordinary care in maintenance and management, or due to natural disasters such as earthquake, fire or flood, or theft or any other reasons not attributable to IIJ.

2.  Any damage caused by CWC to any other lessee or that caused by any other lessee to CWC shall be dealt with and settled on CWC’s own responsibility and at its expense without causing IIJ any trouble.

3.  Any repair or renovation or so forth of the Building by Mitsui Fudosan or IIJ must be preceded by written notice to and consultation with CWC on the time and date and the extent of the relevant work; provided, however, that the foregoing shall not apply in case of emergency.

4.  Where the previous Paragraph applies, Mitsui Fudosan or IIJ, as the case may be, shall not be liable to CWC for compensation for its damage.

(On-site Inspection)

Article 14  Mitsui Fudosan or IIJ, or their agents or employees (including cleaners, contractors and temporary employees) shall be entitled to enter into the Subleased Premises for inspection and take appropriate measures, upon notifying CWC thereof in advance, when such action is necessary for the maintenance, sanitation, crime prevention, fire prevention or rescue activities of the building or for any other management of the building; provided, however, that such inspection, etc. may be performed without notifying CWC in advance of such actions when IIJ cannot do so for such reasons as emergencies. In such case, IIJ shall notify CWC thereof promptly after the inspection.

2.  Where the previous Paragraph applies, CWC shall cooperate in measures taken by Mitsui Fudosan and IIJ.

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(House Rules)

Article 15  CWC shall comply with the House Rules of the Building separately specified by Mitsui Fudosan.

(Extinguishment of Agreement)

Article 16  If all or part of the building is destroyed or damaged due to natural disasters or any other force majeure event and it becomes impossible to use the Subleased Premises, this Agreement shall be terminated automatically.

(Cancellation of Agreement)

Article 17  IIJ may immediately cancel this Agreement without any notice upon the occurrence to CWC of any event falling under any of the following items, in which case if IIJ suffers any damage, it may claim compensation for such damage against CWC:

(1)  When CWC has failed to pay the rent or any other liabilities for two (2) months or more;

(2)  When CWC has used the Subleased Premises for any purpose other than that stipulated in Paragraph 2 hereof;

(3)  When CWC has breached any provisions of Article 7 hereof;

(4)  When CWC has significantly obstructed the possession and use by any other lessee;

(5)  When CWC is subject to a declaration or so forth of provisional attachment, provisional disposition, compulsory execution, bankruptcy, civil rehabilitation procedures, corporate arrangement, corporate reorganization or dissolution;

(6)  When CWC has breached any law or regulation, engaged in any business against public policy, or otherwise involved in any event resulting in significant damage to CWC’s credibility;

(7)  When CWC has not used the Subleased Premises for a period longer than one (1) month without IIJ’s consent;

(8)  When CWC is subject to suspension of business transactions with banks; and

(9)  When CWC has breached any provision of this Agreement or any other agreement entered into together with this Agreement.

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(Restoration of Original Condition)

Article 18  CWC shall, by the time of the termination of this Agreement, remove at its own expense all fixtures and other facilities and CWC’s property installed by CWC in the Subleased Premises and, upon request by IIJ, remove at CWC’s expense all property installed by IIJ or Mitsui Fudosan at CWC’s request, repair at CWC’s expense all damaged parts of the Subleased Premises and facilities attached thereto and fixtures therein and restore the Subleased Premises to their original condition at CWC’s expense prior to the surrender thereof. In this case, if CWC fails to take measures to restore the Subleased Premises to their original condition without delay, IIJ may take measures to restore the Subleased Premises to their original condition at CWC’s expense, and CWC shall not object to it. The period required for restoring the Subleased Premises to their original condition shall be included in the Subleased Term, and CWC shall pay the rent and common-area charge and so forth for such period. In addition, for the purpose of this Agreement, the “original condition” shall mean the condition at the time of delivery of the property in question to IIJ under the Original Lease Agreement.

2.     Following the termination of this Agreement, if there is any property left in the Subleased Premises after the surrender thereof by CWC, its ownership of such property shall be deemed forfeited, and IIJ and Mitsui Fudosan may dispose of such property at their discretion without informing CWC. In this case, all costs and expenses required shall be borne by CWC, which shall not make any objection to such disposal.

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(Claim for Purchase of Fixtures)

Article 19  Upon surrender of the Subleased Premises, CWC shall not make any claim for compensation for necessary expenses and beneficial expenses spent on the Subleased Premises, its fixtures and facilities or any claim for the payment of moving expense, vacation expense, a premium or any similar items, for whatever reasons or under whatever name, nor shall it make any claim against IIJ and Mitsui Fudosan for the purchase of fixtures, facilities and so forth installed in the Subleased Premises at CWC’s expense.

(Delinquency Charges)

Article 20  In the event that CWC fails to pay the rent, common-area charge or any other money to be paid to IIJ by the relevant due date, the delayed payment must be accompanied by the payment of delinquency charges at the rate of 18.25% per annum for the period from the day immediately following the relevant due date to the date of completion of the payment.

2.     If CWC fails to vacate the Subleased Premises at the same time as the termination of this Agreement, CWC shall pay IIJ an amount twice the amount of all relevant charges and expenses, including the rent and common-area charge, for the period from the day immediately following the termination date of this Agreement to the date of completion of the vacation, and if such delayed vacation causes any damage to IIJ or Mitsui Fudosan, CWC shall compensate for such damage.

(Lessee’s Duty of Care of Good Manager)

Article 21  IIJ shall have no liability for the management of security in the Subleased Premises, and CWC shall maintain and use the said Premises with a care of a good manager and undertake fire prevention, crime prevention and the clean-up of the environs.

2.  CWC shall use common areas in accordance with their usage and shall not unreasonably occupy any such area or otherwise cause a nuisance to IIJ or any third party.

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3.  If CWC or its employees or visitors cause damage or otherwise cause losses to any common area, CWC shall compensate for all such losses.

(Court of Jurisdiction)

Article 22  Any dispute arising in relation to any right or obligation arising from this Agreement shall be submitted to the Tokyo District Court as the court of exclusive jurisdiction over the first instance of any litigation over such dispute.

(Special Clause)

Article 23  Notwithstanding the provisions of this Agreement, if IIJ withdraws from and vacates the premises in question upon termination of the Original Lease Agreement for whatever reason, this Agreement shall be terminated at the same time as the termination of the Original Lease Agreement, and CWC shall withdraw from the premises in question and vacate them after restoring them to their original condition immediately following the termination of this Agreement. In this case, CWC shall bear all costs and expenses for its withdrawal from the premises in question and for the restoration of them to their original condition, all losses arising from such withdrawal and so forth, and shall not claim against IIJ for the payment of any such costs, expenses, losses and so forth.

(Matters not Stipulated)

Article 24  If any question arises as to any matter not stipulated in this Agreement or as to the interpretation of any provision of this Agreement, the parties hereto shall resolve such question promptly in accordance with laws and regulations, commercial practice in leased buildings in general and general practice in real estate transactions, and in compliance with the principles of good faith and fair dealing.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate, and one original to be retained by IIJ and CWC respectively.

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March 15, 2003

IIJ:	Koichi Suzuki, Representative Director Internet Initiative Japan, Inc. 13, Kanda Nishikicho 3-chome, Chiyoda-ku, Tokyo

CWC:	Koichi Suzuki, Representative Director Crosswave Communications Inc. 21, Kanda Nishikicho 3-chome, Chiyoda-ku, Tokyo

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EXHIBIT

1.  Description of the Subleased Premises

Jinbocho Mitsui Building, 105, Kanda Jinbocho 1-chome, Chiyoda-ku, Tokyo (steel-framed, partially reinforced concrete structure)

Office spaces

18th floor:    Subleased floor area   873.19 m2
20th floor:    Subleased floor area   887.62 m2
21st floor:    Subleased floor area   948.97 m2
22nd floor:   Subleased floor area   834.60 m2
23rd floor:    Subleased floor area   562.79 m2
Total subleased floor area            4,107.17 m2
Core leased premises
20th floor:    Subleased floor area     39.86 m2
22nd floor:   Subleased floor area     45.19 m2

Refreshment corner

Two fifth (2/5) of 56.32 m2 on the 18th floor
Two fifth (2/5) of 56.32 m2 on the 20th floor
One half (1/2) of 26.97 m2 on the 21st floor
One half (1/2) of 56.32 m2 on the 22nd floor

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However, the above premises are subleased as is. The floor areas were calculated from the wall centers.

2.  Rent and Other Charges

(Bases for calculation)

Rent for the office spaces
¥7,865×4,107.17 m2 = ¥32,302,892

Common-area charge for the office spaces
¥1,513×4,107.17 m2 = ¥6,214,148

Rent for the core leased premises
¥5,052×85.05 m2 = ¥429,672

Common-area charge for the core leased premises
¥1,513×85.05 m2 = ¥128,680

Charge for the refreshment corner
¥3,000×(56.32 m2×2/5+56.32 m2×2/5+26.97 m2×1/2+56.32 m2×1/2) = ¥260,103

Facilities fee
Emergency power generator
¥260,000×5/38 = ¥34,210

Management fee
¥39,075,392×12 months×3%÷12 months = ¥1,172,261

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Management Rules

(Matters to be Reported)

Article 1  The Lessee shall give the following reports to the Lessor upon moving in using the form designated by the Lessor. In addition, if there is any change in any of the matters reported, the Lessee shall promptly give the Lessor notice of change.

(1)  Report of appointment of fire prevention managers

(2)  Report of emergency contact details

(3)  Report of appointment of key handlers

(Prohibited Matters)

Article 2  The Lessee shall not undertake the following actions in the Building:

(1)  To bring into or house in the Building any explosive or ignitable objects or other dangerous objects, unsanitary objects, or objects emitting loud noises or bad odor;

(2)  To bring into and keep in the Building any animals and so forth;

(3)  To smoke in non-smoking areas;

(4)  To discard or leave cigarette butts, waste paper, garbage or similar objects in any place other than the places designated by the Lessor;

(5)  To use open fire (electric heaters, oil heaters, electric radiators and so forth) in the Building;

(6)  To prevent business or work of any other party;

(7)  To lodge in the Building;

(8)  To cook in the Building;

(9)  To place any cars, bicycles or so forth in any place other than the place(s) designated by the Lessor;

(10)  To go out on the roof at times other than emergencies;

(11)  To open any smoke exhaust in situations other than fires;

(12)  To leave the Premises without putting out lights;

(13)  To leave the Premises without locking all windows and doors;

(14)  To leave the Premises before the security goes on duty;

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(15)  To leave the Premises without turning off electric appliances or otherwise without taking hazard prevention measures;

(16)  To leave any objects or install or post any signboards, advertisements, bulletin boards, photographs or so forth in any place other than the Leased Premises

(17)  To install or post any signboards, advertisements, bulletin boards, photographs or so forth on any window panes (except the show windows and so forth approved by the Lessor) in the Leased Premises; and

(18)  To violate any matter notified to the Lessee by the Lessor out of the necessity for the maintenance of safety and appearance of the Building or the maintenance and operation of the Building.

2.  The Lessee shall not leave the Leased Premises unused for a period longer than two (2) months without the Lessor’s prior written approval.

(Bringing in of Heavy Objects)

Article 3  If the Lessee intends to bring any heavy object into the Building, the Lessee shall obtain Lessor’s prior written consent.

(Handling of Keys and Cards)

Article 4  If the Lessee wishes to obtain copies of keys or cards leased out by the Lessor, the Lessee shall lease such copies from the Lessor and shall not allow any party other than the Lessor to copy such keys or cards.

2.  All costs and expenses for the manufacture of the copies mentioned in the previous Paragraph shall be borne by the Lessee.

3.  If the Lessee loses any key or card leased out by the Lessor, the Lessee shall immediately submit a loss report to the Lessor.

4.  Where the previous Paragraph applies, all costs and expenses for the exchange of keys and the manufacture of new keys or cards shall be borne by the Lessee.

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(Compliance with Building Use Guide)

Article 5  If the Lessee prepares a “Building Use Guide” separately from these Management Rules, the Lessee shall comply with the contents of such guide.

(Compliance with Cautions)

Article 6  If the Lessor newly provides rules and/or cautions other than these Management Rules out of the necessity for management of the building and notifies the Lessee of such rules and/or cautions or posts them at appropriate places, the Lessee shall comply with such rules and/or cautions.

(Compliance Obligation)

Article 7  The Lessee shall have the obligation to ensure that its employees, contractors, visitors or other parties involved comply with these Management Rules.

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(Translation)

SUBLEASE AGREEMENT

Internet Initiative Japan, Inc. (“IIJ”) and Crosswave Facilities Inc. (“CWF”) hereby enter into the agreement on sublease of certain portions of the leased premises in Jinbocho Mitsui Building (the “Building”) leased out to IIJ by Mitsui Fudosan Co., Ltd. (“Mitsui Fudosan”) as follows:

(Objective)

Article 1  Having obtained Mitsui Fudosan’s consent, IIJ shall sublease to CWF, and CWF shall sublease from IIJ, the portions of IIJ’s leased premises as indicated in the Exhibit (“Subleased Premises”).

(Purpose)

Article 2   CWF shall use the Subleased Premises for office space only and not for any other purposes.

(Sublease Term)

Article 3  The sublease term shall be from March 15, 2003 to March 14, 2006. CWF may not cancel this Agreement prior to the expiration of the said term.

2.  In the absence of refusal of renewal in writing by either party hereto to the other at least six (6) months prior to the expiration of the sublease term, this Agreement shall be renewed for a further two (2) years on the same terms and conditions (“Renewed Term”), and the same shall also apply thereafter.

(Cancellation during Renewed Term)

Article 4  During any Renewed Term, IIJ may cancel this Agreement by giving CWF twelve (12) months’ written notice.

2.  Instead of giving notice as stipulated in the previous Paragraph, CWF may cancel this Agreement immediately by paying an amount equal to the rent and common-area charge for the twelve (12) months following the month to which the date of surrender belongs, in addition to paying the rent and common-area charge for the month to which the date of surrender belongs pursuant to Article 5 Paragraph 1 and Article 6.

(Rent and Charges)

Article 5  CWF shall transmit an amount equal to the rent and common-area charge for the following month as specified in the Exhibit to IIJ’s bank account designated by IIJ no later than the final day of each month. For the avoidance of doubt, the amounts of the rent and common-area charge for any period less than one month shall be those for one month, and if the rent, common-area charge or any other charge is changed during a month, the relevant rent or charge shall be calculated on a daily basis.

2.  If during the term of this Agreement there is any increase in the rent and common-area charge under the Lease Agreement dated March 14, 2003 entered into between IIJ and Mitsui Fudosan (“Original Lease Agreement”), IIJ may increase the rent and common-area charge hereunder in proportion to the rate of the aforementioned increase by giving notice to CWF.

3.  The rent and common-area charge may be increased by consultation between the parties hereto during the term of this Agreement when they are considered unreasonable in light of the situation arising from changes in prices, an increase in taxes and public charges imposed on the land and building or any other changes in the general economic situation.

4.  CWF shall bear, in addition to the common-area charge, all costs and expenses for the cleaning service, electricity and extra hours air-conditioning arising in relation to the use of the Subleased Premises (“Additional Charges”).

5.  CWF shall pay IIJ, in addition to all costs, expenses and charges stipulated in Paragraphs 1 and 4 above, an amount equal to the interest on the security deposit deposited to Mitsui Fudosan for the area of sublease in question separately designated by IIJ, as the management fee no later than the final day of each month.

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6.  Notwithstanding the provisions of Paragraphs 1 through 5 above, the sum of the rent and common-area charge for the Subleased Premises for the period from March 15, 2003 to July 14, 2003 shall be calculated based on the unit price of ¥1,500/m2 • month (exclusive of consumption tax).

(Consumption Tax)

Article 6  Of all amounts of items of the rent, common-area charge, Additional Charges and management fee stipulated herein, those subject to consumption tax shall not include the amount of the relevant consumption tax, and CWF shall pay IIJ all such amounts plus the amounts of the relevant consumption tax pursuant to Article 5 Paragraph 1.

(Prohibited Activities)

Article 7  CWF shall not undertake the following actions:

(1)  To assign, or provide as security, the tenancy;

(2)  To sublease to a third party, or to allow a third party to use, all or part of the Subleased Premises;

(3)  To allow a third party to live with CWF in the Subleased Premises, or to display the name of residents other than CWF, without IIJ’s prior written consent;

(4)  To undertake any action that will be a nuisance to IIJ or any third party, or any other action that may cause damage to the building including the Subleased Premises;

(5)  To modify any fixture in the Subleased Premises, or to install in or bring into the Subleased Premises any heavy or dangerous object, etc. that will cause trouble in the preservation of the Subleased Premises, without permission; and

(6)  To breach any of the House Rules mentioned in Article 15 hereof.

(Notice of Changes in Registered Matters)

Article 8  If there is any material change in CWF’s address, trade name, representative, business purposes, capital amount or any other matter registered in its commercial register, or in its status, or if CWF intends to change the items or form of its business, CWF shall give IIJ written notice without delay. The same shall apply if CWF’s representative changes his/her name or address.

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(Allocation of Repair Expenses, etc.)

Article 9  Upon discovery of any part requiring repair in the skeleton of the building or facilities attached thereto, CWF shall give notice to IIJ promptly.

2.  CWF shall bear all costs and expenses for repairs (including repainting) of walls, ceilings, floors and so forth and electricity (including light bulbs and fluorescent lamps) within the Subleased Premises; provided, however, that any repairs the expenses for which are borne by CWF shall be made after consultation with IIJ.

(Change in the Original Condition)

Article 10  If CWF intends to introduce, remove, modify or partition any fixtures or facilities or otherwise change the original condition of the Subleased Premises, any such change shall not be started without giving written notice to IIJ and obtaining IIJ’s written consent, and all costs and expenses required for such change shall be borne by CWF.

2.  If CWF intends to carry out any of the works mentioned in the previous Paragraph, it shall notify IIJ of the details, methods and so forth on the relevant work previously in writing and shall obtain IIJ’s consent on each occasion.

3.  CWF shall bear all taxes and public charges imposed on the property attached to the Subleased Premises with IIJ’s consent and all costs and expenses for repairs of such property.

(Designated Contractors)

Article 11  If any work for changing the original condition mentioned in the previous Article or any work for restoring the original condition mentioned in Article 18 hereof is considered to affect the structure, skeleton and attached facilities of the Building, CWF shall contract out such work to a contractor who satisfies the requirements designated by IIJ and Mitsui Fudosan and for whom IIJ and Mitsui Fudosan give their consent.

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(Compensation for Damage)

Article 12  If CWF or its agents, employees, contractors or other parties involved causes any damage to IIJ, Mitsui Fudosan or any other third party due to intentional conduct or negligence, CWF shall compensate for all such damage.

(Release of Liability)

Article 13  IIJ shall not be liable for any damage incurred by CWF due to breakdown of the electricity or water supply system, air-conditioning system, elevators or any other facilities occurring despite IIJ’s ordinary care in maintenance and management, or due to natural disasters such as earthquake, fire or flood, or theft or any other reasons not attributable to IIJ.

2.     Any damage caused by CWF to any other lessee or that caused by any other lessee to CWF shall be dealt with and settled on CWF’s own responsibility and at its expense without causing IIJ any trouble.

3.     Any repair or renovation or so forth of the Building by Mitsui Fudosan or IIJ must be preceded by written notice to and consultation with CWF on the time and date and the extent of the relevant work; provided, however, that the foregoing shall not apply in case of emergency.

4.     Where the previous Paragraph applies, Mitsui Fudosan or IIJ, as the case may be, shall not be liable to CWF for compensation for its damage.

(On-site Inspection)

Article 14  Mitsui Fudosan or IIJ, or their agents or employees (including cleaners, contractors and temporary employees) shall be entitled to enter into the Subleased Premises for inspection and take appropriate measures, upon notifying CWF thereof in advance, when such action is necessary for the maintenance, sanitation, crime prevention, fire prevention or rescue activities of the building or for any other management of the building; provided, however, that such inspection, etc. may be performed without notifying CWF in advance of such actions when IIJ cannot do so for such reasons as emergencies. In such case, IIJ shall notify CWF thereof promptly after the inspection.

2.  Where the previous Paragraph applies, CWF shall cooperate in measures taken by Mitsui Fudosan and IIJ.

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(House Rules)

Article 15  CWF shall comply with the House Rules of the Building separately specified by Mitsui Fudosan.

(Extinguishment of Agreement)

Article 16  If all or part of the building is destroyed or damaged due to natural disasters or any other force majeure event and it becomes impossible to use the Subleased Premises, this Agreement shall be terminated automatically.

(Cancellation of Agreement)

Article 17  IIJ may immediately cancel this Agreement without any notice upon the occurrence to CWF of any event falling under any of the following items, in which case if IIJ suffers any damage, it may claim compensation for such damage against CWF:

(1)  When CWF has failed to pay the rent or any other liabilities for two (2) months or more;

(2)  When CWF has used the Subleased Premises for any purpose other than that stipulated in Paragraph 2 hereof;

(3)  When CWF has breached any provisions of Article 7 hereof;

(4)  When CWF has significantly obstructed the possession and use by any other lessee;

(5)  When CWF is subject to a declaration or so forth of provisional attachment, provisional disposition, compulsory execution, bankruptcy, civil rehabilitation procedures, corporate arrangement, corporate reorganization or dissolution;

(6)  When CWF has breached any law or regulation, engaged in any business against public policy, or otherwise involved in any event resulting in significant damage to CWF’s credibility;

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(7)  When CWF has not used the Subleased Premises for a period longer than one (1) month without IIJ’s consent;

(8)  When CWF is subject to suspension of business transactions with banks; and

(9)  When CWF has breached any provision of this Agreement or any other agreement entered into together with this Agreement.

(Restoration of Original Condition)

Article 18  CWF shall, by the time of the termination of this Agreement, remove at its own expense all fixtures and other facilities and CWF’s property installed by CWF in the Subleased Premises and, upon request by IIJ, remove at CWF’s expense all property installed by IIJ or Mitsui Fudosan at CWF’s request, repair at CWF’s expense all damaged parts of the Subleased Premises and facilities attached thereto and fixtures therein and restore the Subleased Premises to their original condition at CWF’s expense prior to the surrender thereof. In this case, if CWF fails to take measures to restore the Subleased Premises to their original condition without delay, IIJ may take measures to restore the Subleased Premises to their original condition at CWF’s expense, and CWF shall not object to it. The period required for restoring the Subleased Premises to their original condition shall be included in the Subleased Term, and CWF shall pay the rent and common-area charge and so forth for such period. In addition, for the purpose of this Agreement, the “original condition” shall mean the condition at the time of delivery of the property in question to IIJ under the Original Lease Agreement.

2.  Following the termination of this Agreement, if there is any property left in the Subleased Premises after the surrender thereof by CWF, its ownership of such property shall be deemed forfeited, and IIJ and Mitsui Fudosan may dispose of such property at their discretion without informing CWF. In this case, all costs and expenses required shall be borne by CWF, which shall not make any objection to such disposal.

7

(Claim for Purchase of Fixtures)

Article 19  Upon surrender of the Subleased Premises, CWF shall not make any claim for compensation for necessary expenses and beneficial expenses spent on the Subleased Premises, its fixtures and facilities or any claim for the payment of moving expense, vacation expense, a premium or any similar items, for whatever reasons or under whatever name, nor shall it make any claim against IIJ and Mitsui Fudosan for the purchase of fixtures, facilities and so forth installed in the Subleased Premises at CWF’s expense.

(Delinquency Charges)

Article 20  In the event that CWF fails to pay the rent, common-area charge or any other money to be paid to IIJ by the relevant due date, the delayed payment must be accompanied by the payment of delinquency charges at the rate of 18.25% per annum for the period from the day immediately following the relevant due date to the date of completion of the payment.

2.      If CWF fails to vacate the Subleased Premises at the same time as the termination of this Agreement, CWF shall pay IIJ an amount twice the amount of all relevant charges and expenses, including the rent and common-area charge, for the period from the day immediately following the termination date of this Agreement to the date of completion of the vacation, and if such delayed vacation causes any damage to IIJ or Mitsui Fudosan, CWF shall compensate for such damage.

(Lessee’s Duty of Care of Good Manager)

Article 21  IIJ shall have no liability for the management of security in the Subleased Premises, and CWF shall maintain and use the said Premises with a care of a good manager and undertake fire prevention, crime prevention and the clean-up of the environs.

2.     CWF shall use common areas in accordance with their usage and shall not unreasonably occupy any such area or otherwise cause a nuisance to IIJ or any third party.

3.     If CWF or its employees or visitors cause damage or otherwise cause losses to any common area, CWF shall compensate for all such losses.

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(Court of Jurisdiction)

Article 22  Any dispute arising in relation to any right or obligation arising from this Agreement shall be submitted to the Tokyo District Court as the court of exclusive jurisdiction over the first instance of any litigation over such dispute.

(Special Clause)

Article 23  Notwithstanding the provisions of this Agreement, if IIJ withdraws from and vacates the premises in question upon termination of the Original Lease Agreement for whatever reason, this Agreement shall be terminated at the same time as the termination of the Original Lease Agreement, and CWF shall withdraw from the premises in question and vacate them after restoring them to their original condition immediately following the termination of this Agreement. In this case, CWF shall bear all costs and expenses for its withdrawal from the premises in question and for the restoration of them to their original condition, all losses arising from such withdrawal and so forth, and shall not claim against IIJ for the payment of any such costs, expenses, losses and so forth.

(Matters not Stipulated)

Article 24  If any question arises as to any matter not stipulated in this Agreement or as to the interpretation of any provision of this Agreement, the parties hereto shall resolve such question promptly in accordance with laws and regulations, commercial practice in leased buildings in general and general practice in real estate transactions, and in compliance with the principles of good faith and fair dealing.

9

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate, and one original to be retained by IIJ and CWF respectively.

March 15, 2003

IIJ:	Koichi Suzuki, Representative Director Internet Initiative Japan, Inc. 13, Kanda Nishikicho 3-chome, Chiyoda-ku, Tokyo

CWF:	Hisashi Goto, Representative Director Crosswave Facilities Inc. 21, Kanda Nishikicho 3-chome, Chiyoda-ku, Tokyo

10

EXHIBIT

1.  Description of the Subleased Premises

Jinbocho Mitsui Building, 105, Kanda Jinbocho 1-chome, Chiyoda-ku, Tokyo (steel-framed, partially reinforced concrete structure)

Office space
20th floor:   Subleased floor area 100.00 m2

However, the above premises are subleased as is. The floor areas were calculated from the wall centers.

2.  Rent and Other Charges
(Bases for calculation)

Rent for the office space
¥7,865 × 100.00 m2 = ¥786,500

Common-area charge for the office space
¥1,513 × 100.00 m2 = ¥151,300

Management fee
¥937,800 × 12 months × 3% ÷ 12 months = ¥28,134

11

Management Rules

(Matters to be Reported)

Article 1  The Lessee shall give the following reports to the Lessor upon moving in using the form designated by the Lessor. In addition, if there is any change in any of the matters reported, the Lessee shall promptly give the Lessor notice of change.

(1)  Report of appointment of fire prevention managers

(2)  Report of emergency contact details

(3)  Report of appointment of key handlers

(Prohibited Matters)

Article 2  The Lessee shall not undertake the following actions in the Building:

(1)  To bring into or house in the Building any explosive or ignitable objects or other dangerous objects, unsanitary objects, or objects emitting loud noises or bad odor;

(2)  To bring into and keep in the Building any animals and so forth;

(3)  To smoke in non-smoking areas;

(4)  To discard or leave cigarette butts, waste paper, garbage or similar objects in any place other than the places designated by the Lessor;

(5)  To use open fire (electric heaters, oil heaters, electric radiators and so forth) in the Building;

(6)  To prevent business or work of any other party;

(7)  To lodge in the Building;

(8)  To cook in the Building;

(9)  To place any cars, bicycles or so forth in any place other than the place(s) designated by the Lessor;

(10)  To go out on the roof at times other than emergencies;

(11)  To open any smoke exhaust in situations other than fires;

(12)  To leave the Premises without putting out lights;

(13)  To leave the Premises without locking all windows and doors;

(14)  To leave the Premises before the security goes on duty;

12

(15)  To leave the Premises without turning off electric appliances or otherwise without taking hazard prevention measures;

(16)  To leave any objects or install or post any signboards, advertisements, bulletin boards, photographs or so forth in any place other than the Leased Premises

(17)  To install or post any signboards, advertisements, bulletin boards, photographs or so forth on any window panes (except the show windows and so forth approved by the Lessor) in the Leased Premises; and

(18)  To violate any matter notified to the Lessee by the Lessor out of the necessity for the maintenance of safety and appearance of the Building or the maintenance and operation of the Building.

2.  The Lessee shall not leave the Leased Premises unused for a period longer than two (2) months without the Lessor’s prior written approval.

(Bringing in of Heavy Objects)

Article 3  If the Lessee intends to bring any heavy object into the Building, the Lessee shall obtain Lessor’s prior written consent.

(Handling of Keys and Cards)

Article 4  If the Lessee wishes to obtain copies of keys or cards leased out by the Lessor, the Lessee shall lease such copies from the Lessor and shall not allow any party other than the Lessor to copy such keys or cards.

2.  All costs and expenses for the manufacture of the copies mentioned in the previous Paragraph shall be borne by the Lessee.

3.  If the Lessee loses any key or card leased out by the Lessor, the Lessee shall immediately submit a loss report to the Lessor.

4.  Where the previous Paragraph applies, all costs and expenses for the exchange of keys and the manufacture of new keys or cards shall be borne by the Lessee.

(Compliance with Building Use Guide)

Article 5  If the Lessee prepares a “Building Use Guide” separately from these Management Rules, the Lessee shall comply with the contents of such guide.

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(Compliance with Cautions)

Article 6  If the Lessor newly provides rules and/or cautions other than these Management Rules out of the necessity for management of the building and notifies the Lessee of such rules and/or cautions or posts them at appropriate places, the Lessee shall comply with such rules and/or cautions.

(Compliance Obligation)

Article 7  The Lessee shall have the obligation to ensure that its employees, contractors, visitors or other parties involved comply with these Management Rules.

14

(Translation)

SUBLEASE AGREEMENT

Internet Initiative Japan, Inc. (“IIJ”) and IIJ Technology Inc. (“IIJT”) hereby enter into the agreement on sublease of certain portions of the leased premises in Jinbocho Mitsui Building (the “Building”) leased out to IIJ by Mitsui Fudosan Co., Ltd. (“Mitsui Fudosan”) as follows:

(Objective)

Article 1  Having obtained Mitsui Fudosan’s consent, IIJ shall sublease to IIJT, and IIJT shall sublease from IIJ, the portions of IIJ’s leased premises as indicated in the Exhibit (“Subleased Premises”).

(Purpose)

Article 2  IIJT shall use the Subleased Premises for office space only and not for any other purposes.

(Sublease Term)

Article 3  The sublease term shall be from March 15, 2003 to March 14, 2006. IIJT may not cancel this Agreement prior to the expiration of the said term.

2.  In the absence of refusal of renewal in writing by either party hereto to the other at least six (6) months prior to the expiration of the sublease term, this Agreement shall be renewed for a further two (2) years on the same terms and conditions (“Renewed Term”), and the same shall also apply thereafter.

(Cancellation during Renewed Term)

Article 4  During any Renewed Term, IIJ may cancel this Agreement by giving IIJT twelve (12) months’ written notice.

2.  Instead of giving notice as stipulated in the previous Paragraph, IIJT may cancel this Agreement immediately by paying an amount equal to the rent and common-area charge for the twelve (12) months following the month to which the date of surrender belongs, in addition to paying the rent and common-area charge for the month to which the date of surrender belongs pursuant to Article 5 Paragraph 1 and Article 6.

(Rent and Charges)

Article 5  IIJT shall transmit an amount equal to the rent and common-area charge for the following month as specified in the Exhibit to IIJ’s bank account designated by IIJ no later than the final day of each month. For the avoidance of doubt, the amounts of the rent and common-area charge for any period less than one month shall be those for one month, and if the rent, common-area charge or any other charge is changed during a month, the relevant rent or charge shall be calculated on a daily basis.

2.  If during the term of this Agreement there is any increase in the rent and common-area charge under the Lease Agreement dated March 14, 2003 entered into between IIJ and Mitsui Fudosan (“Original Lease Agreement”), IIJ may increase the rent and common-area charge hereunder in proportion to the rate of the aforementioned increase by giving notice to IIJT.

3.  The rent and common-area charge may be increased by consultation between the parties hereto during the term of this Agreement when they are considered unreasonable in light of the situation arising from changes in prices, an increase in taxes and public charges imposed on the land and building or any other changes in the general economic situation.

4.  IIJT shall bear, in addition to the common-area charge, all costs and expenses for the refreshment corner, installation of facilities, cleaning service, electricity and extra hours air-conditioning arising in relation to the use of the Subleased Premises (“Additional Charges”).

5.  IIJT shall pay IIJ, in addition to all costs, expenses and charges stipulated in Paragraphs 1 and 4 above, an amount equal to the interest on the security deposit deposited to Mitsui Fudosan for the area of sublease in question separately designated by IIJ, as the management fee no later than the final day of each month.

6.  Notwithstanding the provisions of Paragraphs 1 through 5 above, the sum of the rent and common-area charge for the Subleased Premises for the period from March 15, 2003 to July 14, 2003 shall be calculated based on the unit price of ¥1,500 /m2 • month (exclusive of consumption tax).

(Consumption Tax)

Article 6  Of all amounts of items of the rent, common-area charge, Additional Charges and management fee stipulated herein, those subject to consumption tax shall not include the amount of the relevant consumption tax, and IIJT shall pay IIJ all such amounts plus the amounts of the relevant consumption tax pursuant to Article 5 Paragraph 1.

(Prohibited Activities)

Article 7  IIJT shall not undertake the following actions:

(1)  To assign, or provide as security, the tenancy;

(2)  To sublease to a third party, or to allow a third party to use, all or part of the Subleased Premises;

(3)  To allow a third party to live with IIJT in the Subleased Premises, or to display the name of residents other than IIJT, without IIJ’s prior written consent;

(4)  To undertake any action that will be a nuisance to IIJ or any third party, or any other action that may cause damage to the building including the Subleased Premises;

(5)  To modify any fixture in the Subleased Premises, or to install in or bring into the Subleased Premises any heavy or dangerous object, etc. that will cause trouble in the preservation of the Subleased Premises, without permission; and

(6)  To breach any of the House Rules mentioned in Article 15 hereof.

(Notice of Changes in Registered Matters)

Article 8  If there is any material change in IIJT’s address, trade name, representative, business purposes, capital amount or any other matter registered in its commercial register, or in its status, or if IIJT intends to change the items or form of its business, IIJT shall give IIJ written notice without delay. The same shall apply if IIJT’s representative changes his/her name or address.

(Allocation of Repair Expenses, etc.)

Article 9  Upon discovery of any part requiring repair in the skeleton of the building or facilities attached thereto, IIJT shall give notice to IIJ promptly.

2.  IIJT shall bear all costs and expenses for repairs (including repainting) of walls, ceilings, floors and so forth and electricity (including light bulbs and fluorescent lamps) within the Subleased Premises; provided, however, that any repairs the expenses for which are borne by IIJT shall be made after consultation with IIJ.

(Change in the Original Condition)

Article 10  If IIJT intends to introduce, remove, modify or partition any fixtures or facilities or otherwise change the original condition of the Subleased Premises, any such change shall not be started without giving written notice to IIJ and obtaining IIJ’s written consent, and all costs and expenses required for such change shall be borne by IIJT.

2.  If IIJT intends to carry out any of the works mentioned in the previous Paragraph, it shall notify IIJ of the details, methods and so forth on the relevant work previously in writing and shall obtain IIJ’s consent on each occasion.

3.  IIJT shall bear all taxes and public charges imposed on the property attached to the Subleased Premises with IIJ’s consent and all costs and expenses for repairs of such property.

(Designated Contractors)

Article 11  If any work for changing the original condition mentioned in the previous Article or any work for restoring the original condition mentioned in Article 18 hereof is considered to affect the structure, skeleton and attached facilities of the Building, IIJT shall contract out such work to a contractor who satisfies the requirements designated by IIJ and Mitsui Fudosan and for whom IIJ and Mitsui Fudosan give their consent.

(Compensation for Damage)

Article 12  If IIJT or its agents, employees, contractors or other parties involved causes any damage to IIJ, Mitsui Fudosan or any other third party due to intentional conduct or negligence, IIJT shall compensate for all such damage.

(Release of Liability)

Article 13  IIJ shall not be liable for any damage incurred by IIJT due to breakdown of the electricity or water supply system, air-conditioning system, elevators or any other facilities occurring despite IIJ’s ordinary care in maintenance and management, or due to natural disasters such as earthquake, fire or flood, or theft or any other reasons not attributable to IIJ.

2.  Any damage caused by IIJT to any other lessee or that caused by any other lessee to IIJT shall be dealt with and settled on IIJT’s own responsibility and at its expense without causing IIJ any trouble.

3.  Any repair or renovation or so forth of the Building by Mitsui Fudosan or IIJ must be preceded by written notice to and consultation with IIJT on the time and date and the extent of the relevant work; provided, however, that the foregoing shall not apply in case of emergency.

4.  Where the previous Paragraph applies, Mitsui Fudosan or IIJ, as the case may be, shall not be liable to IIJT for compensation for its damage.

(On-site Inspection)

Article 14  Mitsui Fudosan or IIJ, or their agents or employees (including cleaners, contractors and temporary employees) shall be entitled to enter into the Subleased Premises for inspection and take appropriate measures, upon notifying IIJT thereof in advance, when such action is necessary for the maintenance, sanitation, crime prevention, fire prevention or rescue activities of the building or for any other management of the building; provided, however, that such inspection, etc. may be performed without notifying IIJT in advance of such actions when IIJ cannot do so for such reasons as emergencies. In such case, IIJ shall notify IIJT thereof promptly after the inspection.

2.  Where the previous Paragraph applies, IIJT shall cooperate in measures taken by Mitsui Fudosan and IIJ.

(House Rules)

Article 15  IIJT shall comply with the House Rules of the Building separately specified by Mitsui Fudosan.

(Extinguishment of Agreement)

Article 16  If all or part of the building is destroyed or damaged due to natural disasters or any other force majeure event and it becomes impossible to use the Subleased Premises, this Agreement shall be terminated automatically.

(Cancellation of Agreement)

Article 17  IIJ may immediately cancel this Agreement without any notice upon the occurrence to IIJT of any event falling under any of the following items, in which case if IIJ suffers any damage, it may claim compensation for such damage against IIJT:

(1)  When IIJT has failed to pay the rent or any other liabilities for two (2) months or more;

(2)  When IIJT has used the Subleased Premises for any purpose other than that stipulated in Paragraph 2 hereof;

(3)  When IIJT has breached any provisions of Article 7 hereof;

(4)  When IIJT has significantly obstructed the possession and use by any other lessee;

(5)  When IIJT is subject to a declaration or so forth of provisional attachment, provisional disposition, compulsory execution, bankruptcy, civil rehabilitation procedures, corporate arrangement, corporate reorganization or dissolution;

(6)  When IIJT has breached any law or regulation, engaged in any business against public policy, or otherwise involved in any event resulting in significant damage to IIJT’s credibility;

(7)  When IIJT has not used the Subleased Premises for a period longer than one (1) month without IIJ’s consent;

(8)  When IIJT is subject to suspension of business transactions with banks; and

(9)  When IIJT has breached any provision of this Agreement or any other agreement entered into together with this Agreement.

(Restoration of Original Condition)

Article 18  IIJT shall, by the time of the termination of this Agreement, remove at its own expense all fixtures and other facilities and IIJT’s property installed by IIJT in the Subleased Premises and, upon request by IIJ, remove at IIJT’s expense all property installed by IIJ or Mitsui Fudosan at IIJT’s request, repair at IIJT’s expense all damaged parts of the Subleased Premises and facilities attached thereto and fixtures therein and restore the Subleased Premises to their original condition at IIJT’s expense prior to the surrender thereof. In this case, if IIJT fails to take measures to restore the Subleased Premises to their original condition without delay, IIJ may take measures to restore the Subleased Premises to their original condition at IIJT’s expense, and IIJT shall not object to it. The period required for restoring the Subleased Premises to their original condition shall be included in the Subleased Term, and IIJT shall pay the rent and common-area charge and so forth for such period. In addition, for the purpose of this Agreement, the “original condition” shall mean the condition at the time of delivery of the property in question to IIJ under the Original Lease Agreement.

2.  Following the termination of this Agreement, if there is any property left in the Subleased Premises after the surrender thereof by IIJT, its ownership of such property shall be deemed forfeited, and IIJ and Mitsui Fudosan may dispose of such property at their discretion without informing IIJT. In this case, all costs and expenses required shall be borne by IIJT, which shall not make any objection to such disposal.

(Claim for Purchase of Fixtures)

Article 19  Upon surrender of the Subleased Premises, IIJT shall not make any claim for compensation for necessary expenses and beneficial expenses spent on the Subleased Premises, its fixtures and facilities or any claim for the payment of moving expense, vacation expense, a premium or any similar items, for whatever reasons or under whatever name, nor shall it make any claim against IIJ and Mitsui Fudosan for the purchase of fixtures, facilities and so forth installed in the Subleased Premises at IIJT’s expense.

(Delinquency Charges)

Article 20  In the event that IIJT fails to pay the rent, common-area charge or any other money to be paid to IIJ by the relevant due date, the delayed payment must be accompanied by the payment of delinquency charges at the rate of 18.25% per annum for the period from the day immediately following the relevant due date to the date of completion of the payment.

2.  If IIJT fails to vacate the Subleased Premises at the same time as the termination of this Agreement, IIJT shall pay IIJ an amount twice the amount of all relevant charges and expenses, including the rent and common-area charge, for the period from the day immediately following the termination date of this Agreement to the date of completion of the vacation, and if such delayed vacation causes any damage to IIJ or Mitsui Fudosan, IIJT shall compensate for such damage.

(Lessee’s Duty of Care of Good Manager)

Article 21  IIJ shall have no liability for the management of security in the Subleased Premises, and IIJT shall maintain and use the said Premises with a care of a good manager and undertake fire prevention, crime prevention and the clean-up of the environs.

2.  IIJT shall use common areas in accordance with their usage and shall not unreasonably occupy any such area or otherwise cause a nuisance to IIJ or any third party.

3.  If IIJT or its employees or visitors cause damage or otherwise cause losses to any common area, IIJT shall compensate for all such losses.

(Court of Jurisdiction)

Article 22  Any dispute arising in relation to any right or obligation arising from this Agreement shall be submitted to the Tokyo District Court as the court of exclusive jurisdiction over the first instance of any litigation over such dispute.

(Special Clause)

Article 23  Notwithstanding the provisions of this Agreement, if IIJ withdraws from and vacates the premises in question upon termination of the Original Lease Agreement for whatever reason, this Agreement shall be terminated at the same time as the termination of the Original Lease Agreement, and IIJT shall withdraw from the premises in question and vacate them after restoring them to their original condition immediately following the termination of this Agreement. In this case, IIJT shall bear all costs and expenses for its withdrawal from the premises in question and for the restoration of them to their original condition, all losses arising from such withdrawal and so forth, and shall not claim against IIJ for the payment of any such costs, expenses, losses and so forth.

(Matters not Stipulated)

Article 24  If any question arises as to any matter not stipulated in this Agreement or as to the interpretation of any provision of this Agreement, the parties hereto shall resolve such question promptly in accordance with laws and regulations, commercial practice in leased buildings in general and general practice in real estate transactions, and in compliance with the principles of good faith and fair dealing.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate, and one original to be retained by IIJ and IIJT respectively.

March 14, 2003

IIJ:	Koichi Suzuki, Representative Director Internet Initiative Japan, Inc. 105, Kanda Jinbocho 1-chome, Chiyoda-ku, Tokyo

IIJT:	Koichi Suzuki, Representative Director IIJ Technology Inc. 105, Kanda Jinbocho 1-chome, Chiyoda-ku, Tokyo

EXHIBIT

1.  Description of the Subleased Premises

Jinbocho Mitsui Building, 105, Kanda Jinbocho 1-chome, Chiyoda-ku, Tokyo (steel-framed, partially reinforced concrete structure)

Office spaces
19th floor:    Subleased floor area        2,352,63 m2
20th floor:    Subleased floor area           948.97 m2
Core leased premises
19th floor:    Subleased floor area             39.86 m2

Refreshment corner
26.97 m2 on the 19th floor
Two fifth (2/5) of 56.32 m2 on the 20th floor

However, the above premises are subleased as is. The floor areas were calculated from the wall centers.

2.  Rent and Other Charges
(Bases for calculation)

Rent for the office spaces
¥7,865 × 3,301.6 m2 = ¥25,967,084

Common-area charge for the office spaces
¥1,513 × 3,301.6 m2 = ¥4,995,320

Rent for the core leased premises
¥5,052 × 39.86 m2 = ¥201,372

Common-area charge for the core leased premises
¥1,513 × 39.86 m2 = ¥60,308

Charge for the refreshment corner
¥3,000 × (26.97+56.32 × 2/5) = ¥148,494

Facilities fee
Emergency power generator
¥260,000 × 9/38 = ¥61,578

Management fee
¥31,224,084 × 12 months × 0.03 ÷ 12 = ¥936,722

Management Rules

(Matters to be Reported)

Article 1  The Lessee shall give the following reports to the Lessor upon moving in using the form designated by the Lessor. In addition, if there is any change in any of the matters reported, the Lessee shall promptly give the Lessor notice of change.

(1)  Report of appointment of fire prevention managers

(2)  Report of emergency contact details

(3)  Report of appointment of key handlers

(Prohibited Matters)

Article 2  The Lessee shall not undertake the following actions in the Building:

(1)  To bring into or house in the Building any explosive or ignitable objects or other dangerous objects, unsanitary objects, or objects emitting loud noises or bad odor;

(2)  To bring into and keep in the Building any animals and so forth;

(3)  To smoke in non-smoking areas;

(4)  To discard or leave cigarette butts, waste paper, garbage or similar objects in any place other than the places designated by the Lessor;

(5)  To use open fire (electric heaters, oil heaters, electric radiators and so forth) in the Building;

(6)  To prevent business or work of any other party;

(7)  To lodge in the Building;

(8)  To cook in the Building;

(9)  To place any cars, bicycles or so forth in any place other than the place(s) designated by the Lessor;

(10)  To go out on the roof at times other than emergencies;

(11)  To open any smoke exhaust in situations other than fires;

(12)  To leave the Premises without putting out lights;

(13)  To leave the Premises without locking all windows and doors;

(14)  To leave the Premises before the security goes on duty;

(15)  To leave the Premises without turning off electric appliances or otherwise without taking hazard prevention measures;

(16)  To leave any objects or install or post any signboards, advertisements, bulletin boards, photographs or so forth in any place other than the Leased Premises

(17)  To install or post any signboards, advertisements, bulletin boards, photographs or so forth on any window panes (except the show windows and so forth approved by the Lessor) in the Leased Premises; and

(18)  To violate any matter notified to the Lessee by the Lessor out of the necessity for the maintenance of safety and appearance of the Building or the maintenance and operation of the Building.

2.  The Lessee shall not leave the Leased Premises unused for a period longer than two (2) months without the Lessor’s prior written approval.

(Bringing in of Heavy Objects)

Article 3  If the Lessee intends to bring any heavy object into the Building, the Lessee shall obtain Lessor’s prior written consent.

(Handling of Keys and Cards)

Article 4  If the Lessee wishes to obtain copies of keys or cards leased out by the Lessor, the Lessee shall lease such copies from the Lessor and shall not allow any party other than the Lessor to copy such keys or cards.

2.  All costs and expenses for the manufacture of the copies mentioned in the previous Paragraph shall be borne by the Lessee.

3.  If the Lessee loses any key or card leased out by the Lessor, the Lessee shall immediately submit a loss report to the Lessor.

4.  Where the previous Paragraph applies, all costs and expenses for the exchange of keys and the manufacture of new keys or cards shall be borne by the Lessee.

(Compliance with Building Use Guide)

Article 5  If the Lessee prepares a “Building Use Guide” separately from these Management Rules, the Lessee shall comply with the contents of such guide.

(Compliance with Cautions)

Article 6  If the Lessor newly provides rules and/or cautions other than these Management Rules out of the necessity for management of the building and notifies the Lessee of such rules and/or cautions or posts them at appropriate places, the Lessee shall comply with such rules and/or cautions.

(Compliance Obligation)

Article 7  The Lessee shall have the obligation to ensure that its employees, contractors, visitors or other parties involved comply with these Management Rules.

(Translation)

AGREEMENT

NET CARE, INC (hereinafter the “Lessee”) and INTERNET INITIATIVE JAPAN INC. (hereinafter the “Lessor”) hereby enter into this agreement (hereinafter this “Agreement”) with regard to authorizing the Lessee to use a certain portion of the Lessor’s office space as follows:

Article 1 (Purpose)

The purpose of this Agreement shall be to provide for basic matters with regard to the use by the Lessee of a certain portion of the Lessor’s office space described in the Exhibit 1 (hereinafter the “Service Space”), for the Lessee to perform the operations delegated by the Lessor, etc.

Article 2 (Service Space)

Description of the Service Space used by the Lessee shall be set forth in the Exhibit 1.

Article 3 (Service Period)

(1)	“Service Period” of the Service Space by the Lessee shall be from March 15, 2003 to March 14, 2006; provided, however, if neither the Lessee nor the Lessor express any intention with regard to the expiration of the Service Period at least one (1) month prior to the expiration thereof, this Agreement, under the same terms as those existing in the previous terms, shall be renewed automatically for another year, calculating from the immediately following day of the expiration date of the Service Period, and the same shall be applicable thereafter.

(2)	Notwithstanding the provision of the preceding paragraph, the Lessee or the Lessor may terminate this Agreement by a prior notice at least three (3) months prior to the termination.

Article 4 (Service Charge and Payment)

(1)	Charge for the use of the Service Space in the preceding Article (hereinafter the “Service Charge”) shall be set forth in the Exhibit 1.

(2)	If the use of the Service Space starts on a day other than the first date of a calendar month, or if this Agreement expires or terminates, the Service Charge for such month shall be the amount computed subject to a per diem calculation for the number of days of use.

(3)	The Lessor shall charge the Service Charge, adding applicable consumption tax thereto, to the Lessee on or prior to the 15th of the following month by wiring, and the Lessee shall pay the Service Charge by remitting to the bank account designated by the Lessor not later than the last day of the month in which the date it received the invoice is included.

(4)	If the Lessee fails to pay the Service Charge after the due date notwithstanding a demand by the Lessor, the Lessor may terminate this Agreement, except if such payment is made within ten (10) days calculating from the day following the due date.

Article 5 (Change of the Service Charge)

If the Service Charge comes to be deemed inappropriate due to causes based upon the fluctuation of commodity prices, of tax and public impositions on land and buildings, or of any other general economic situation, such Service Charge may be changed upon consultation between the Lessee and the Lessor during the Service Period.

Article 6 (Assumption of Costs and Expenses)

The Lessee shall assume any and all costs and expenses of electricity, overtime air-conditioning, cleaning, etc. (hereinafter the “Electricity Expenses etc.”), in addition to the Service Charge provided for in Article 3 , and the provisions of Article 4 and 5 shall apply mutatis mutandis to the payment of the Electricity Expenses etc.

Article 7 (Duty of Care of a Good Manager)

The Lessee shall use the Service Space with a duty of the care of a good manager in accordance with this Agreement and the Management Rules in the Exhibit 2.

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Article 8 (Entry)

The Lessor or its designee may enter the Service Space as may be especially necessary for fire prevention, structure maintenance and for other administrative purposes, and the Lessee may not reject the entry by the Lessee without good cause.

Article 9 (Prohibited Matters)

The Lessee may not engage in the following acts without obtaining a written approval of the Lessor:

(i)	to change specifications and use of the Service Space, or perform any and all construction and processing;

(ii)	to produce or keep any dangerous materials which are explosive or ignitable;

(iii)	to bring in or install large safes or any other heavy and large loads, except for fixtures;

(iv)	to disturb neighbors by making noise or playing music at high volume;

(v)	to leave any objects in common places such as stairways or passages; and

(vi)	to post advertisements including signboards and posters at common places such as stairways or passages.

Article 10 (Termination of this Agreement)

(1)	If any of the following items occurs to the Lessee or the Lessor, the due date of any and all liabilities hereunder shall be immediately accelerated with respect to such party, and this Agreement shall be terminated;

(i)	if there is an attachment, provisional attachment, provisional injunction, commencement of a petition for auction, an attachment for preservation due to delinquency in payment of tax or public imposition, or any other similar disposition against the party;

(ii)	if any petition for bankruptcy, or commencement of civil rehabilitation, corporate reorganization proceedings, special liquidation or any other similar proceedings is filed against or by the party; or

(iii)	if the party is subject to a suspension of transaction by clearinghouse;

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(2)	If any of the following items occurs to the Lessee or the Lessor, the other party may terminate this Agreement by a written notice. In such case, the due date of any and all liabilities hereunder shall be immediately accelerated with respect to the non-terminating party.

(i)	if either party violates this Agreement and does not cure such violation after a written demand with a reasonable amount of time;

(ii)	if either party impairs the other party’s credit, reputation, trust or profit, etc. by engaging in unfair or illegitimate business activities, etc.; or

(iii)	in addition to the each item of Article 10. Paragraph 1 or each item of this Article 10. Paragraph 2, if there is any cause to make the continuance of this Agreement impracticable.

(3)	The Lessor shall not be responsible for any and all damages to the Lessee arising out of the termination by Article 10. Paragraph 1 and 2 above.

Article 11 (Early Termination Penalty)

If this Agreement terminates prior to the expiration of the Service Period provided for in Article 3, due to any cause attributable to the Lessee, the Lessee shall pay to the Lessor the amount equal to the Service Charge for the month when this Agreement terminates in its entirety.

Article 12 (Change of Name, Etc.)

The Lessee shall promptly file the Lessor by writing, if there is any change to material matters such as its name or address (including changes due to corporate merger or corporate division).

Article 13 (Measures after Termination)

(1)	The Lessee shall restore the Service Space to its original condition and return it to the Lessor, whether due to expiration of the Service Period , termination, or any other reasons. In addition, any and all costs related to restoring the Service Space to its original condition shall be borne by the Lessee.

(2)	If the Lessee does not return the Service Space regardless of the termination hereof, the Lessee shall pay twice the amount equal to the Service Charge incurred from the termination date hereof through the completion of the return.

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Article 14 (Compensation of Damages)

If the Lessee, its agent, its employee or any other related party causes damages to any third party by willful misconduct or negligence in connection with this Agreement, the Lessor shall compensate any and all these damages.

Article 15 (Confidentiality)

(1)	The Lessee and the Lessor shall not disclose or divulge any and all information related to the other party obtained in connection with the use of the Service Space hereunder, without a prior written approval of the other party, and shall use due care in preventing the possibility of divulgence thereof in advance.

(2)	The provision of this Article shall remain effective after the termination hereof.

Article 16 (Separate Consultation)

Any matters not provided for herein and any ambiguous matters in the interpretation hereof shall be settled upon consultation between the Lessee and the Lessor.

Article 17 (Court of Jurisdiction)

The Tokyo District Court shall be the court of jurisdiction for any litigation as may be necessary in connection with this Agreement.

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IN WITNESS WHEREOF, the Lessee and the Lessor have executed this Agreement in duplicate by their duly authorized representatives affixing their names and seals, and each party retains one (1) copy each.

March 14, 2003

The Lessee:	NET CARE, INC. Koichi Suzuki [Representative Director] 21, Kanda Jinbo-cho 3-chome, Chiyoda-ku, Tokyo

The Lessor:	INTERNET INITIATIVE JAPAN INC. Koichi Suzuki [Representative Director] 13, Kanda Jinbo-cho 3-chome, Chiyoda-ku, Tokyo

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Exhibit 1

1.	The Lessor’s Office Space 17F, Jinbo-cho Mitsui Building, 105, Kanda Jinbo-cho 1-chome, Chiyoda-ku, Tokyo (steel-framed, partially reinforced concrete structure)

2.	Service Space
Floor area of 184.09m2 of 17F, Jinbo-cho Mitsui Building,
105, Kanda Jinbo-cho 1-chome, Chiyoda-ku, Tokyo
(steel-framed, partially reinforced concrete structure)
(measured as the area inside the center lines of walls)
(in appropriate current situation)

3.	Service Charge

1)	Office Space:
     on or prior to the end of March 2003:   0 yen/month
     on or prior to July 14, 2003:                  276,135 yen/month
     on and after July 15, 2003:                    278,528 yen/month
(Charges for July 2003 shall be respectively calculated per diem)

2)	Refreshment Corner:13,485 yen/month

(Calculation)

1)	Office Space: 1,500 yen x 184.09m2 = 276,135 yen 1,513 yen x 184.09m2 = 278,528 yen

2)	Refreshment Corner: 3,000 yen x 26.97m2 x 1/6 = 13,485 yen

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Exhibit 2

Management Rules

Article 1 (Matters to be Reported)

Users of the Service Space (hereinafter the “Users”) shall give the following reports to the provider of the Service Space (hereinafter the “Provider”) upon moving in using the form designated by the Provider. In addition, if there is any change in any of the matters reported, the Users shall promptly give the Provider notice of change.

i)	Report of appointment of fire prevention managers

ii)	Report of emergency contact details

iii)	Report of appointment of key handlers

Article 2 (Prohibited Matters)

(1)	The Users shall not undertake the following actions in the Building:

i)	to bring into or house in the Building any explosive or ignitable objects or other dangerous objects, unsanitary objects, or objects emitting loud noises or bad odor;

ii)	to bring into and keep in the Building any animals and so forth;

iii)	to smoke in non-smoking areas;

iv)	to discard or leave cigarette butts, waste paper, garbage or similar objects in any place other than the places designated by the Provider;

v)	to use open fire (electric heaters, oil heaters, electric radiators and so forth) in the Building;

vi)	to prevent business or work of any other party;

vii)	to lodge in the Building;

viii)	to cook in the Building;

ix)	to place any cars, bicycles or so forth in any place other than the place(s) designated by the Provider;

x)	to go out on the roof at times other than emergencies;

xi)	to open any smoke exhaust in situations other than fires;

xii)	to leave the Service Space without putting out lights;

xiii)	to leave the Service Space without locking all windows and doors;

xiv)	to leave the Service Space before the security service goes on duty;

xv)	to leave the Service Space without turning off electric appliances or otherwise without taking hazard prevention measures;

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xvi)	to leave any objects, or install or post any signboards, advertisements, bulletin boards, photographs or so forth in any place other than the Service Space; and

xvii)	to install or post any signboards, advertisements, bulletin boards, photographs or so forth on any window panes (except the show windows and so forth approved by the Provider) in the Service Space, and to violate any matter notified to the Users by the Provider out of the necessity for the maintenance of safety and appearance of the Building or the maintenance and operation of the Building.

(2)	The Users shall not leave the Service Space unused for a period longer than two (2) months without the Provider’s prior written approval.

Article 3 (Bringing in of Heavy Objects)

If the Users intend to bring any heavy object into the Building, the Users shall obtain the Provider’s prior written consent.

Article 4 (Handling of Keys and Cards)

(1)	If the Users wish to obtain copies of keys or cards leased out by the Provider, the Users shall lease such copies from the Provider and shall not allow any party other than the Provider to copy such keys or cards.

(2)	All costs and expenses for the manufacture of the copies mentioned in the previous paragraph shall be borne by the Users.

(3)	If the Users lose any key or card leased out by the Provider, the Users shall immediately submit a loss report to the Provider.

(4)	Where the previous paragraph applies, all costs and expenses for the exchange of keys and the manufacture of new keys or cards shall be borne by the Users.

Article 5 (Compliance with Building Use Guide)

If the User prepares a “Building Use Guide” separately from these Management Rules, the Users shall comply with the contents of such guide.

Article 6 (Compliance with Cautions)

If the User newly provides rules and/or cautions other than these Management Rules out of the necessity for management of the building and notifies the Users of such rules and/or cautions or posts them at appropriate places, the Users shall comply with such rules and/or cautions.

Article 7 (Compliance Obligation)

The Users shall have the obligation to ensure that its employees, contractors, visitors or other parties involved comply with these Management Rules.

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(Translation)

SUBLEASE AGREEMENT

Internet Initiative Japan, Inc. (“IIJ”) and IIJ Media Communications Inc. (“IIJMC”) hereby enter into the agreement on sublease of certain portions of the leased premises in Jinbocho Mitsui Building (the “Building”) leased out to IIJ by Mitsui Fudosan Co., Ltd. (“Mitsui Fudosan”) as follows:

(Objective)

Article 1    Having obtained Mitsui Fudosan’s consent, IIJ shall sublease to IIJMC, and IIJMC shall sublease from IIJ, the portions of IIJ’s leased premises as indicated in the Exhibit (“Subleased Premises”).

(Purpose)

Article 2    IIJMC shall use the Subleased Premises for office space only and not for any other purposes.

(Sublease Term)

Article 3    The sublease term shall be from March 15, 2003 to March 14, 2006. IIJMC may not cancel this Agreement prior to the expiration of the said term.

2.     In the absence of refusal of renewal in writing by either party hereto to the other at least six (6) months prior to the expiration of the sublease term, this Agreement shall be renewed for a further two (2) years on the same terms and conditions (“Renewed Term”), and the same shall also apply thereafter.

(Cancellation during Renewed Term)

Article 4     During any Renewed Term, IIJ may cancel this Agreement by giving IIJMC twelve (12) months’ written notice.

2.     Instead of giving notice as stipulated in the previous Paragraph, IIJMC may cancel this Agreement immediately by paying an amount equal to the rent and common-area charge for the twelve (12) months following the month to which the date of surrender belongs, in addition to paying the rent and common-area charge for the month to which the date of surrender belongs pursuant to Article 5 Paragraph 1 and Article 6.

(Rent and Charges)

Article 5   IIJMC shall transmit an amount equal to the rent and common-area charge for the following month as specified in the Exhibit to IIJ’s bank account designated by IIJ no later than the final day of each month. For the avoidance of doubt, the amounts of the rent and common-area charge for any period less than one month shall be those for one month, and if the rent, common-area charge or any other charge is changed during a month, the relevant rent or charge shall be calculated on a daily basis.

2.     If during the term of this Agreement there is any increase in the rent and common-area charge under the Lease Agreement dated March 14, 2003 entered into between IIJ and Mitsui Fudosan (“Original Lease Agreement”), IIJ may increase the rent and common-area charge hereunder in proportion to the rate of the aforementioned increase by giving notice to IIJMC.

3.     The rent and common-area charge may be increased by consultation between the parties hereto during the term of this Agreement when they are considered unreasonable in light of the situation arising from changes in prices, an increase in taxes and public charges imposed on the land and building or any other changes in the general economic situation.

4.     IIJMC shall bear, in addition to the common-area charge, all costs and expenses for the refreshment corner, installation of facilities, cleaning service, electricity and extra hours air-conditioning arising in relation to the use of the Subleased Premises (“Additional Charges”).

5.     IIJMC shall pay IIJ, in addition to all costs, expenses and charges stipulated in Paragraphs 1 and 4 above, an amount equal to the interest on the security deposit deposited to Mitsui Fudosan for the area of sublease in question separately designated by IIJ, as the management fee no later than the final day of each month.

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6.     Notwithstanding the provisions of Paragraphs 1 through 5 above, the sum of the rent and common-area charge for the Subleased Premises for the period from March 15, 2003 to July 14, 2003 shall be calculated based on the unit price of ¥1,500 /m2 • month (exclusive of consumption tax).

(Consumption Tax)

Article 6   Of all amounts of items of the rent, common-area charge, Additional Charges and management fee stipulated herein, those subject to consumption tax shall not include the amount of the relevant consumption tax, and IIJMC shall pay IIJ all such amounts plus the amounts of the relevant consumption tax pursuant to Article 5 Paragraph 1.

(Prohibited Activities)

Article 7   IIJMC shall not undertake the following actions:

(1)  To assign, or provide as security, the tenancy;

(2)  To sublease to a third party, or to allow a third party to use, all or part of the Subleased Premises;

(3)  To allow a third party to live with IIJMC in the Subleased Premises, or to display the name of residents other than IIJMC, without IIJ’s prior written consent;

(4)  To undertake any action that will be a nuisance to IIJ or any third party, or any other action that may cause damage to the building including the Subleased Premises;

(5)  To modify any fixture in the Subleased Premises, or to install in or bring into the Subleased Premises any heavy or dangerous object, etc. that will cause trouble in the preservation of the Subleased Premises, without permission; and

(6)  To breach any of the House Rules mentioned in Article 15 hereof.

(Notice of Changes in Registered Matters)

Article 8   If there is any material change in IIJMC’s address, trade name, representative, business purposes, capital amount or any other matter registered in its commercial register, or in its status, or if IIJMC intends to change the items or form of its business, IIJMC shall give IIJ written notice without delay. The same shall apply if IIJMC’s representative changes his/her name or address.

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(Allocation of Repair Expenses, etc.)

Article 9   Upon discovery of any part requiring repair in the skeleton of the building or facilities attached thereto, IIJMC shall give notice to IIJ promptly.

2.     IIJMC shall bear all costs and expenses for repairs (including repainting) of walls, ceilings, floors and so forth and electricity (including light bulbs and fluorescent lamps) within the Subleased Premises; provided, however, that any repairs the expenses for which are borne by IIJMC shall be made after consultation with IIJ.

(Change in the Original Condition)

Article 10 If IIJMC intends to introduce, remove, modify or partition any fixtures or facilities or otherwise change the original condition of the Subleased Premises, any such change shall not be started without giving written notice to IIJ and obtaining IIJ’s written consent, and all costs and expenses required for such change shall be borne by IIJMC.

2.     If IIJMC intends to carry out any of the works mentioned in the previous Paragraph, it shall notify IIJ of the details, methods and so forth on the relevant work previously in writing and shall obtain IIJ’s consent on each occasion.

3.     IIJMC shall bear all taxes and public charges imposed on the property attached to the Subleased Premises with IIJ’s consent and all costs and expenses for repairs of such property.

(Designated Contractors)

Article 11 If any work for changing the original condition mentioned in the previous Article or any work for restoring the original condition mentioned in Article 18 hereof is considered to affect the structure, skeleton and attached facilities of the Building, IIJMC shall contract out such work to a contractor who satisfies the requirements designated by IIJ and Mitsui Fudosan and for whom IIJ and Mitsui Fudosan give their consent.

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(Compensation for Damage)

Article 12   If IIJMC or its agents, employees, contractors or other parties involved causes any damage to IIJ, Mitsui Fudosan or any other third party due to intentional conduct or negligence, IIJMC shall compensate for all such damage.

(Release of Liability)

Article 13   IIJ shall not be liable for any damage incurred by IIJMC due to breakdown of the electricity or water supply system, air-conditioning system, elevators or any other facilities occurring despite IIJ’s ordinary care in maintenance and management, or due to natural disasters such as earthquake, fire or flood, or theft or any other reasons not attributable to IIJ.

2.     Any damage caused by IIJMC to any other lessee or that caused by any other lessee to IIJMC shall be dealt with and settled on IIJMC’s own responsibility and at its expense without causing IIJ any trouble.

3.     Any repair or renovation or so forth of the Building by Mitsui Fudosan or IIJ must be preceded by written notice to and consultation with IIJMC on the time and date and the extent of the relevant work; provided, however, that the foregoing shall not apply in case of emergency.

4.     Where the previous Paragraph applies, Mitsui Fudosan or IIJ, as the case may be, shall not be liable to IIJMC for compensation for its damage.

(On-site Inspection)

Article 14   Mitsui Fudosan or IIJ, or their agents or employees (including cleaners, contractors and temporary employees) shall be entitled to enter into the Subleased Premises for inspection and take appropriate measures, upon notifying IIJMC thereof in advance, when such action is necessary for the maintenance, sanitation, crime prevention, fire prevention or rescue activities of the building or for any other management of the building; provided, however, that such inspection, etc. may be performed without notifying IIJMC in advance of such actions when IIJ cannot do so for such reasons as emergencies. In such case, IIJ shall notify IIJMC thereof promptly after the inspection.

2.     Where the previous Paragraph applies, IIJMC shall cooperate in measures taken by Mitsui Fudosan and IIJ.

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(House Rules)

Article 15   IIJMC shall comply with the House Rules of the Building separately specified by Mitsui Fudosan.

(Extinguishment of Agreement)

Article 16   If all or part of the building is destroyed or damaged due to natural disasters or any other force majeure event and it becomes impossible to use the Subleased Premises, this Agreement shall be terminated automatically.

(Cancellation of Agreement)

Article 17   IIJ may immediately cancel this Agreement without any notice upon the occurrence to IIJMC of any event falling under any of the following items, in which case if IIJ suffers any damage, it may claim compensation for such damage against IIJMC:

(1)  When IIJMC has failed to pay the rent or any other liabilities for two (2) months or more;

(2)  When IIJMC has used the Subleased Premises for any purpose other than that stipulated in Paragraph 2 hereof;

(3)  When IIJMC has breached any provisions of Article 7 hereof;

(4)  When IIJMC has significantly obstructed the possession and use by any other lessee;

(5)  When IIJMC is subject to a declaration or so forth of provisional attachment, provisional disposition, compulsory execution, bankruptcy, civil rehabilitation procedures, corporate arrangement, corporate reorganization or dissolution;

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(6)  When IIJMC has breached any law or regulation, engaged in any business against public policy, or otherwise involved in any event resulting in significant damage to IIJMC’s credibility;

(7)  When IIJMC has not used the Subleased Premises for a period longer than one (1) month without IIJ’s consent;

(8)  When IIJMC is subject to suspension of business transactions with banks; and

(9)  When IIJMC has breached any provision of this Agreement or any other agreement entered into together with this Agreement.

(Restoration of Original Condition)

Article 18   IIJMC shall, by the time of the termination of this Agreement, remove at its own expense all fixtures and other facilities and IIJMC’s property installed by IIJMC in the Subleased Premises and, upon request by IIJ, remove at IIJMC’s expense all property installed by IIJ or Mitsui Fudosan at IIJMC’s request, repair at IIJMC’s expense all damaged parts of the Subleased Premises and facilities attached thereto and fixtures therein and restore the Subleased Premises to their original condition at IIJMC’s expense prior to the surrender thereof. In this case, if IIJMC fails to take measures to restore the Subleased Premises to their original condition without delay, IIJ may take measures to restore the Subleased Premises to their original condition at IIJMC’s expense, and IIJMC shall not object to it. The period required for restoring the Subleased Premises to their original condition shall be included in the Subleased Term, and IIJMC shall pay the rent and common-area charge and so forth for such period. In addition, for the purpose of this Agreement, the “original condition” shall mean the condition at the time of delivery of the property in question to IIJ under the Original Lease Agreement.

2.     Following the termination of this Agreement, if there is any property left in the Subleased Premises after the surrender thereof by IIJMC, its ownership of such property shall be deemed forfeited, and IIJ and Mitsui Fudosan may dispose of such property at their discretion without informing IIJMC. In this case, all costs and expenses required shall be borne by IIJMC, which shall not make any objection to such disposal.

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(Claim for Purchase of Fixtures)

Article 19   Upon surrender of the Subleased Premises, IIJMC shall not make any claim for compensation for necessary expenses and beneficial expenses spent on the Subleased Premises, its fixtures and facilities or any claim for the payment of moving expense, vacation expense, a premium or any similar items, for whatever reasons or under whatever name, nor shall it make any claim against IIJ and Mitsui Fudosan for the purchase of fixtures, facilities and so forth installed in the Subleased Premises at IIJMC’s expense.

(Delinquency Charges)

Article 20   In the event that IIJMC fails to pay the rent, common-area charge or any other money to be paid to IIJ by the relevant due date, the delayed payment must be accompanied by the payment of delinquency charges at the rate of 18.25% per annum for the period from the day immediately following the relevant due date to the date of completion of the payment.

2.     If IIJMC fails to vacate the Subleased Premises at the same time as the termination of this Agreement, IIJMC shall pay IIJ an amount twice the amount of all relevant charges and expenses, including the rent and common-area charge, for the period from the day immediately following the termination date of this Agreement to the date of completion of the vacation, and if such delayed vacation causes any damage to IIJ or Mitsui Fudosan, IIJMC shall compensate for such damage.

(Lessee’s Duty of Care of Good Manager)

Article 21   IIJ shall have no liability for the management of security in the Subleased Premises, and IIJMC shall maintain and use the said Premises with a care of a good manager and undertake fire prevention, crime prevention and the clean-up of the environs.

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2.     IIJMC shall use common areas in accordance with their usage and shall not unreasonably occupy any such area or otherwise cause a nuisance to IIJ or any third party.

3.     If IIJMC or its employees or visitors cause damage or otherwise cause losses to any common area, IIJMC shall compensate for all such losses.

(Court of Jurisdiction)

Article 22   Any dispute arising in relation to any right or obligation arising from this Agreement shall be submitted to the Tokyo District Court as the court of exclusive jurisdiction over the first instance of any litigation over such dispute.

(Special Clause)

Article 23   Notwithstanding the provisions of this Agreement, if IIJ withdraws from and vacates the premises in question upon termination of the Original Lease Agreement for whatever reason, this Agreement shall be terminated at the same time as the termination of the Original Lease Agreement, and IIJMC shall withdraw from the premises in question and vacate them after restoring them to their original condition immediately following the termination of this Agreement. In this case, IIJMC shall bear all costs and expenses for its withdrawal from the premises in question and for the restoration of them to their original condition, all losses arising from such withdrawal and so forth, and shall not claim against IIJ for the payment of any such costs, expenses, losses and so forth.

(Matters not Stipulated)

Article 24   If any question arises as to any matter not stipulated in this Agreement or as to the interpretation of any provision of this Agreement, the parties hereto shall resolve such question promptly in accordance with laws and regulations, commercial practice in leased buildings in general and general practice in real estate transactions, and in compliance with the principles of good faith and fair dealing.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate, and one original to be retained by IIJ and IIJMC respectively.

March 14, 2003

IIJ:	Koichi Suzuki, Representative Director Internet Initiative Japan, Inc. 105, Kanda Jinbocho 1-chome, Chiyoda-ku, Tokyo

IIJMC:	Koichi Suzuki, Representative Director IIJ Media Communications Inc. 105, Kanda Jinbocho 1-chome, Chiyoda-ku, Tokyo

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EXHIBIT

1. Description of the Subleased Premises

Subleased floor area of 416.04 m2 on the 20th floor of Jinbocho Mitsui Building, 105, Kanda Jinbocho 1-chome, Chiyoda-ku, Tokyo (steel-framed, partially reinforced concrete structure)

However, the above premises are subleased as is. The floor areas were calculated from the wall centers.

2. Rent and Other Charges

(Bases for calculation)

Rent

¥7,865 × 416.04 m2 = ¥3,272,154

Common-area charge

¥1,513 × 416.04 m2 = ¥629,468

Charge for the refreshment corner

¥3,000 × 56.32 m2 × 1/5 = ¥33,792

Facilities fee

1) Air conditioner outdoor unit: ¥5,000 × 0.81 m2 = ¥4,050

2) Emergency power generator: ¥260,000 × 2/38 = ¥13,684

Management fee

¥3,901,622 × 12 months × 0.03 ÷ 12 = ¥117,048

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Management Rules

(Matters to be Reported)

Article 1   The Lessee shall give the following reports to the Lessor upon moving in using the form designated by the Lessor. In addition, if there is any change in any of the matters reported, the Lessee shall promptly give the Lessor notice of change.

(1)  Report of appointment of fire prevention managers

(2)  Report of emergency contact details

(3)  Report of appointment of key handlers

(Prohibited Matters)

Article 2   The Lessee shall not undertake the following actions in the Building:

(1)  To bring into or house in the Building any explosive or ignitable objects or other dangerous objects, unsanitary objects, or objects emitting loud noises or bad odor;

(2)  To bring into and keep in the Building any animals and so forth;

(3)  To smoke in non-smoking areas;

(4)  To discard or leave cigarette butts, waste paper, garbage or similar objects in any place other than the places designated by the Lessor;

(5)  To use open fire (electric heaters, oil heaters, electric radiators and so forth) in the Building;

(6)  To prevent business or work of any other party;

(7)  To lodge in the Building;

(8)  To cook in the Building;

(9)  To place any cars, bicycles or so forth in any place other than the place(s) designated by the Lessor;

(10)  To go out on the roof at times other than emergencies;

(11)  To open any smoke exhaust in situations other than fires;

(12)  To leave the Premises without putting out lights;

(13)  To leave the Premises without locking all windows and doors;

(14)  To leave the Premises before the security goes on duty;

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(15)  To leave the Premises without turning off electric appliances or otherwise without taking hazard prevention measures;

(16)  To leave any objects or install or post any signboards, advertisements, bulletin boards, photographs or so forth in any place other than the Leased Premises

(17)  To install or post any signboards, advertisements, bulletin boards, photographs or so forth on any window panes (except the show windows and so forth approved by the Lessor) in the Leased Premises; and

(18)  To violate any matter notified to the Lessee by the Lessor out of the necessity for the maintenance of safety and appearance of the Building or the maintenance and operation of the Building.

2.     The Lessee shall not leave the Leased Premises unused for a period longer than two (2) months without the Lessor’s prior written approval.

(Bringing in of Heavy Objects)

Article 3   If the Lessee intends to bring any heavy object into the Building, the Lessee shall obtain Lessor’s prior written consent.

(Handling of Keys and Cards)

Article 4   If the Lessee wishes to obtain copies of keys or cards leased out by the Lessor, the Lessee shall lease such copies from the Lessor and shall not allow any party other than the Lessor to copy such keys or cards.

2.     All costs and expenses for the manufacture of the copies mentioned in the previous Paragraph shall be borne by the Lessee.

3.     If the Lessee loses any key or card leased out by the Lessor, the Lessee shall immediately submit a loss report to the Lessor.

4. Where the previous Paragraph applies, all costs and expenses for the exchange of keys and the manufacture of new keys or cards shall be borne by the Lessee.

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(Compliance with Building Use Guide)

Article 5   If the Lessee prepares a “Building Use Guide” separately from these Management Rules, the Lessee shall comply with the contents of such guide.

(Compliance with Cautions)

Article 6   If the Lessor newly provides rules and/or cautions other than these Management Rules out of the necessity for management of the building and notifies the Lessee of such rules and/or cautions or posts them at appropriate places, the Lessee shall comply with such rules and/or cautions.

(Compliance Obligation)

Article 7   The Lessee shall have the obligation to ensure that its employees, contractors, visitors or other parties involved comply with these Management Rules.

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